                                                                   Exhibit 99.3
                                  CONSENT CARD
      --------------------------------------------------------------------

                             CAREY DIVERSIFIED, LLC

                 CONSENT VOTE OF UNITHOLDERS AS OF RECORD DATE
                                OCTOBER 7, 1997

                                    CONSENT

        This Consent is solicited by the General Partners on behalf of the Unitholders or holders of votes of Corporate Property
        Associates 1-9 ("CPA(R):1-9").





           (Continued, and to be dated and signed, on reverse side.)



                                 ELECTION FORM
   -------------------------------------------------------------------------




                                 ELECTION FORM


           (Continued, and to be dated and signed, on reverse side.)

                           CONSENT CARD INSTRUCTIONS
                (Please read carefully and follow instructions)

Please note that if you fail to properly complete your CONSENT CARD, your vote(s) will be cast AGAINST the proposed consolidation. If you fail to return your CONSENT CARD your inaction has the same effect as a vote cast AGAINST the proposed consolidation. If the consolidation is approved, you will not participate in the Election Process and you will receive Listed Shares.

Carefully read and follow these instructions:

        * Your ownership positions in CPA(R); 1-9 are listed to the right of your name and address on your Consent Card.

        * To vote all your holdings in the same manner, simply mark an "X" in the appropriate box that appears in the top right corner of your Consent Card (your choices are FOR, AGAINST or ABSTAIN).

          If you wish to withhold your vote as to any individual CPA(R) in which you own partnership interests, simply draw a line through the appropriate partnership listing that appears to the middle right of your Consent card.

        * SIGN AND DATE YOUR COMPLETED CONSENT CARD.

        * Place your Consent Card along with your Election Form into the postage paid envelope provided. This envelope is addressed to ChaseMellon Shareholder Services, LLC.

--------------------------------------------------------------------------------

                           ELECTION FORM INSTRUCTIONS
                (Please read carefully and follow instructions)

Please note that if you fail to property complete and or return your ELECTION FORM and the consolidation is approved, you will receive LISTED SHARES for all your holdings. If you fail to return your CONSENT CARD, and the consolidation is approved, you will not participate in the Election Process and you will receive Listed Shares.

Carefully read and follow these instructions:

        * Your ownership positions in CPA(R); 1-9 are listed to the right of your name and address on your Election Form.

        * You may receive either LISTED SHARES or SUBSIDIARY PARTNERSHIP UNITS for your holdings.

        * To receive LISTED SHARES for all your holdings, simply indicate by drawing an "X" in the appropriate box located on the middle left side of your Election Form.

          If you wish to receive Subsidiary Partnership Units for your holdings in any particular Limited Partnership, simply mark an "X" in the appropriate box next to the appropriate partnership listing that appears to the middle of your Election Form.

        * SIGN AND DATE YOUR COMPLETED ELECTION FORM.

        * Place your Election Form along with your Consent Card into the postage paid envelope provided. This envelope is addressed to ChaseMellon Shareholder Services, LLC.

                                  CONSENT CARD

        THE GENERAL PARTNERS OF CORPORATE PROPERTY ASSOCIATES 1-9 ("CPA(R):1-9") RECOMMEND THAT YOU VOTE FOR (FOR THE CONSOLIDATION).

PROPOSAL:

To adopt the Partnership Agreement Amendments and approve the Plan of Consolidation and all related transactions, all as described in the Prospectus, in which CPA(R):1-9 will be consolidated into a newly-formed Delaware limited liability company, Carey Diversified LLC ("CD"), which will trade publicly on the New York Stock Exchange. Investors in CPA(R):1-9 will be offered the opportunity to exchange current partnership units for listed shares of CD.

        FOR       AGAINST       ABSTAIN
        [ ]         [ ]           [ ]

You may withhold your vote as to any individual CPA(R) Partnership in which you own partnership interests by drawing a line through that partnership as listed to the right.

(Please note our records indicate you have the ownership positions as indicated to the right of your name and address below.)

CPA(R):1       CPA(R):4       CPA(R):7
CPA(R):2       CPA(R):5       CPA(R):8
CPA(R):3       CPA(R):6       CPA(R):9

SIGNATURE                                            Dated                , 1997
         -------------------------------------------      ----------------

Please sign exactly as your name appears above. PLEASE MARK, SIGN, DATE AND MAIL THIS CONSENT CARD PROMPTLY, USING THE ENCLOSED ENVELOPE.



                               + FOLD CARD HERE +

                                 ELECTION FORM

    THE GENERAL PARTNERS OF CORPORATE PROPERTY ASSOCIATES 1-9 ("CPA(R):1-9") RECOMMEND THAT YOU ELECT TO RECEIVE LISTED SHARES FOR ALL YOUR HOLDINGS.

                                                                    SUBSIDIARY
                                                          LISTED    PARTNERSHIP
                                                          SHARES       UNITS

I ELECT TO RECEIVE LISTED SHARES      For my CPA(R):1      [ ]          [ ]
FOR ALL MY HOLDINGS EXCEPT AS         holdings, I elect
STATED TO THE RIGHT.                  to receive:
       [ ]

                                      For my CPA(R):2      [ ]          [ ]
                                      holdings, I elect
                                      to receive:


                                      For my CPA(R):3      [ ]          [ ]
                                      holdings, I elect
                                      to receive:


                                      For my CPA(R):4      [ ]          [ ]
                                      holdings, I elect
                                      to receive:


                                      For my CPA(R):5      [ ]          [ ]
                                      holdings, I elect
                                      to receive:


                                      For my CPA(R):6      [ ]          [ ]
                                      holdings, I elect
                                      to receive:


                                      For my CPA(R):7      [ ]          [ ]
                                      holdings, I elect
                                      to receive:


                                      For my CPA(R):8      [ ]          [ ]
                                      holdings, I elect
                                      to receive:


                                      For my CPA(R):9      [ ]          [ ]
                                      holdings, I elect
                                      to receive:

SIGNATURE                                            Dated                , 1997
         -------------------------------------------      ----------------

Please sign exactly as your name appears above. PLEASE MARK, SIGN, DATE AND MAIL THIS ELECTION FORM PROMPTLY, USING THE ENCLOSED ENVELOPE.